UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2016

FLAMEL TECHNOLOGIES S.A.

(Exact name of registrant as specified in its charter)

Republic of France (State or Other Jurisdiction of Incorporation)	000-28508 (Commission File Number)	98-0639540 (I.R.S. Employer Identification No.)

Parc Club du Moulin à Vent 33, avenue du Docteur Georges Levy 69200 Vénissieux France (Address of Principal Executive Offices)	Not Applicable (Zip Code)

Registrant’s telephone number, including area code: 011 +33 472 78 34 34

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a vote of Security Holders.

Results of Shareholders Votes at the 2016 Annual Shareholders Meeting. On August 10, 2016, Flamel Technologies S.A. (the “Company”) held its 2016 Annual Combined Ordinary and Extraordinary Shareholders Meeting (the “2016 Annual Shareholders Meeting”). The final voting results on each of the matters submitted to a vote of security holders at the 2016 Annual Shareholders Meeting are set forth below.

(i) Resolution 1. The shareholders approved the Flamel Technologies S.A. French statutory financial statements for the year ended December 31, 2015. The results of the shareholders’ vote with respect to such resolution were as follows:

For	Against	Abstentions
39,942,001	7,874	493,182

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(ii) Resolution 2. The shareholders approved the allocation of profits for the year ended December 31, 2015. The results of the shareholders’ vote with respect to such resolution were as follows:

For	Against	Abstentions
40,129,410	23,716	289,931

(iii) Resolution 3. The shareholders ratified, on an advisory basis, the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for U.S. financial reporting purposes for the year ending December 31, 2016. The results of the shareholders’ vote with respect to such resolution were as follows:

For	Against	Abstentions
40,137,581	21,966	283,510

(iv) Resolution 4. The shareholders approved the appointment of a second lead statutory auditor and a second deputy statutory auditor pursuant to Article L 823-2 of the French commercial code. The results of the shareholders’ vote with respect to such resolution were as follows:

For	Against	Abstentions
40,103,855	38,832	300,370

(v) Resolution 5. The shareholders approved the renewal of Mr. Michael S. Anderson as a Director. The results of the shareholders’ vote with respect to such resolution were as follows:

For	Against	Abstentions
39,902,356	216,544	324,157

(vi) Resolution 6. The shareholders approved the renewal of Mr. Guillaume Cerutti as a Director. The results of the shareholders’ vote with respect to such resolution were as follows:

For	Against	Abstentions
35,854,297	4,286,863	301,897

(vii) Resolution 7. The shareholders approved the renewal of Dr. Francis J.T. Fildes as a Director. The results of the shareholders’ vote with respect to such resolution were as follows:

For	Against	Abstentions
36,185,686	3,954,597	302,774

(viii) Resolution 8. The shareholders approved the renewal of Mr. Christophe Navarre as a Director. The results of the shareholders’ vote with respect to such resolution were as follows:

For	Against	Abstentions
39,976,357	164,727	301,973

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(ix) Resolution 9. The shareholders approved the renewal of The Honorable Craig R. Stapleton as a Director. The results of the shareholders’ vote with respect to such resolution were as follows:

For	Against	Abstentions
35,964,442	4,169,528	309,087

(x) Resolution 10. The shareholders approved the renewal of Mr. Benoit Van Assche as a Director. The results of the shareholders’ vote with respect to such resolution were as follows:

For	Against	Abstentions
36,190,000	3,950,952	302,105

(xi) Resolution 11. The shareholders approved the annual amount of directors’ fees to be paid to the Board of Directors (jetons de presence). The results of the shareholders’ vote with respect to such resolution were as follows:

For	Against	Abstentions
33,368,674	6,694,876	379,507

(xii) Resolution 12. The shareholders approved, on a non-binding advisory basis, the compensation of our named executive officers. The results of the shareholders’ vote with respect to such resolution were as follows:

For	Against	Abstentions
39,454,672	448,323	540,062

(xiii) Resolution 13. The shareholders did not approve a non-binding advisory resolution to hold future advisory votes on our executive compensation on an annual basis. The results of the shareholders’ vote with respect to such resolution were as follows:

For	Against	Abstentions
12,120,295	27,203,728	1,119,034

(xiv) Resolution 14. The shareholders approved a non-binding advisory resolution to hold future advisory votes on our executive compensation every two years. The results of the shareholders’ vote with respect to such resolution were as follows:

For	Against	Abstentions
27,455,526	12,099,245	888,286

(xv) Resolution 15. The shareholders did not approve a non-binding advisory resolution to hold future advisory votes on our executive compensation every three years. The results of the shareholders’ vote with respect to such resolution were as follows:

For	Against	Abstentions
1,847,150	37,686,957	908,950

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(xvi) Resolution 16. The shareholders approved agreements with related parties as described in Article L.225-38 et seq. of the French Commercial Code. The results of the shareholders’ vote with respect to such resolution were as follows:

For	Against	Abstentions
29,284,450	8,900,852	2,257,755

(xvii) Resolution 17. The shareholders approved the “Common Draft Terms of Cross-Border Merger” (the “Merger Agreement”) providing for a merger (the “Merger”) by way of acquisition (absorption) of the Company by its wholly owned subsidiary Avadel Pharmaceuticals Limited (to be re-registered in Ireland prior to the Merger as an Irish public limited company, or plc, and renamed Avadel Pharmaceuticals plc (“Avadel plc”)). The results of the shareholders’ vote with respect to such resolution were as follows:

For	Against	Abstentions
38,265,610	1,463,685	713,762

(xviii) Resolution 18. The shareholders approved the granting of powers to the Board of Directors to take such further actions as may be necessary to complete the Merger and the other transactions contemplated by the Merger Agreement, including the powers to file, negotiate, sign, amend and publish any document, agreement or instrument necessary for such purposes, and in particular, to draft, sign and file the certificate of compliance in relation to the Merger in compliance with the French commercial code. The results of the shareholders’ vote with respect to such resolution were as follows:

For	Against	Abstentions
38,842,338	1,434,711	166,008

(xix) Resolution 19. The shareholders approved the dissolution without liquidation of the Company under the condition precedent of the completion of the Merger. The results of the shareholders’ vote with respect to such resolution were as follows:

For	Against	Abstentions
38,257,250	1,468,613	717,194

(xx) Resolution 20. The shareholders approved a resolution to reduce the share premium of Avadel plc to allow the creation of distributable reserves of Avadel plc which are required under Irish law in order to allow Avadel plc to make distributions and to pay dividends and repurchase or redeem shares following completion of the Merger. The results of the shareholders’ vote with respect to such resolution were as follows:

For	Against	Abstentions
40,035,419	35,642	371,996

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(xxi) Resolution 21. The shareholders authorized the Board of Directors to grant up to 750,000 free shares to employees of the Company and its subsidiaries as well as to corporate officers of the Company pursuant to a “2016 Free Share Plan” to be adopted by the Board of Directors pursuant to the shareholders authorization and revoked and waived shareholders’ preemptive subscription rights with respect to such shares. The results of the shareholders’ vote with respect to such resolution were as follows:

For	Against	Abstentions
36,644,278	3,472,078	326,701

(xxii) Resolution 22. The shareholders authorized the Board of Directors to grant stock options to purchase up to 1,500,000 shares to employees of the Company and its subsidiaries as well as to corporate officers of the Company pursuant to a “2016 Stock Option Plan” to be adopted by the Board of Directors pursuant to the shareholders authorization and revoked and waived shareholders’ preemptive subscription rights with respect to such options and the underlying shares. The results of the shareholders’ vote with respect to such resolution were as follows:

For	Against	Abstentions
37,260,906	2,877,003	305,148

(xxiii) Resolution 23. The shareholders authorized the Board of Directors to issue stock purchase warrants to purchase up to 350,000 shares to non-employee directors of the Company and its subsidiaries (including the Chairman of the Board of Directors), and revoked and waived shareholders’ preemptive subscription rights with respect to such warrants and the underlying shares. The results of the shareholders’ vote with respect to such resolution were as follows:

For	Against	Abstentions
36,785,059	3,345,176	312,822

(xxiv) Resolution 24. The shareholders did not approve a non-binding advisory resolution to increase the share capital by issuing shares reserved for the members of a company savings plan established in application of Articles L.3332-18 et seq. of the French Labor Code. The results of the shareholders’ vote with respect to such resolution were as follows:

For	Against	Abstentions
2,145,159	37,892,976	404,922

(xxv) Resolution 25. The shareholders granted the Board of Directors or any person delegated by it the powers necessary to carry out any formalities required by law to give effect to the resolutions approved at the Meeting. The results of the shareholders’ vote with respect to such resolution were as follows:

For	Against	Abstentions
40,101,045	36,201	305,811

No other matters were considered or voted upon at the 2016 Annual Shareholders Meeting.

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Item 7.01 Regulation FD Disclosure.

(a) On August 12, 2016, the Company issued a press release announcing that it received shareholder approval to reincorporate the Company’s country of domicile to Ireland from France via a cross-border merger. That press release is furnished as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

(b) On August 12, 2016, the Company issued a press release announcing the launch of Akovaz™. That press release is furnished as Exhibit 99.2 to this current report on Form 8-K and is incorporated herein by reference.

The information in Item 7.01 of this current report on Form 8-K (including Exhibit 99.1 and Exhibit 99.2) is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section, nor shall such information be incorporated by reference into any registration statement or other filing pursuant to the Securities Act of 1933, except as may be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:

99.1	Press release of Flamel Technologies S.A. dated as of August 12, 2016
99.2	Press release of Flamel Technologies S.A. dated as of August 12, 2016

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLAMEL TECHNOLOGIES S.A.

By:	/s/ Phillandas T. Thompson
Phillandas T. Thompson
Senior Vice President, General Counsel and Corporate Secretary

Date: August 12, 2016

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Flamel Technologies S.A. dated as of August 12, 2016
99.2	Press release of Flamel Technologies S.A. dated as of August 12, 2016

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